JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

A series of THE SARATOGA ADVANTAGE TRUST

CLASS I SHARES	(Ticker: JARIX)
CLASS A SHARES	(Ticker: JAREX)
CLASS C SHARES	(Ticker: JACRX)

Supplement dated November 9, 2016 to the Prospectus

Dated December 29, 2015 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus.

The first paragraph on the cover of the Prospectus is deleted in its entirety and replaced with following:

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company. The James Alpha Global Real Estate Investments Portfolio (the “Portfolio”) is managed by Ascent Investment Advisors, LLC (the “Manager”) and sub-advised by Ranger Global Real Estate Advisors, LLC (the “Sub-Adviser”). Shares of the Portfolio are available to investors and advisory services.

The sub-section entitled “Portfolio Manager” on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers. Ascent Investment Advisors, LLC is the Portfolio’s manager (the “Manager”). Ranger Global Real Estate Advisors, LLC serves as the Portfolio’s sub-adviser (“Ranger” or the “Sub-Adviser”).

Portfolio Manager	Primary Title
Andrew J. Duffy, CFA	President of Ranger since June 2016; President of Ascent from February 2009 to May 2016 and Portfolio Manager of Ascent from February 2009 to November 2016; Portfolio Manager since inception of the Portfolio in August 2011 (Mr. Duffy previously served as portfolio manager of the Predecessor Fund since its inception in October 2009).

The following is added in the section entitled “MANAGEMENT OF THE PORTFOLIO”, as the second and third paragraphs under the sub-section “The Manager” on page 20 of the Prospectus:

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objective and policies, and making recommendations with respect to the hiring, termination or replacement of sub-advisers. The Manager also maintains related records for the Portfolio.

The U.S. Securities and Exchange Commission (“SEC”) has granted exemptive relief to permit the Manager, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Portfolio without shareholder approval. This means that the Manager is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fee and retain a smaller portion of the management fee. The Manager compensates the sub-adviser out of its management fee. Under a manager of managers structure, the Manager would have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. A manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the

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Portfolio to be increased or change the Manager’s obligations under the investment advisory agreement, including the Manager’s responsibility to monitor and oversee sub-advisory services furnished to the Portfolio, without shareholder approval.

The section entitled “MANAGEMENT OF THE PORTFOLIO”, sub-section “Portfolio Expenses.” on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Expenses. The Portfolio is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to reduce its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, and extraordinary or non-routine expenses for the Portfolio) do not exceed 1.99%, 1.49% and 2.67% of the Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2017, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Investment Advisory Agreement was included in the Portfolio’s Annual Report to Shareholders dated August 31, 2016.

The two sections below are added to page 20 of the Prospectus immediately following the above:

The Sub-Adviser.

The Manager on behalf of the Portfolio has entered into a sub-advisory agreement with Ranger to manage the Portfolio’s assets. The Manager compensates Ranger out of the investment advisory fees it receives from the Portfolio. The Manager oversees Ranger for compliance with the Portfolio’s investment objective, policies, strategies and restrictions, and monitors Ranger’s adherence to its investment style. The Board of Trustees supervises the Manager and Ranger, establishes policies that Ranger must follow in its management activities, and oversees the hiring and termination of any sub-adviser recommended by the Manager.

Ranger

Ranger is located at 415 Madison Avenue, 14th floor, New York, New York 10017. As of October 31, 2016, Ranger had approximately $433 million in assets under management.

Reference is made to the sub-section “Portfolio Manager” beginning on page 20 of the Prospectus. The first paragraph in this section is deleted in its entirety and replaced with the following:

Mr. Andrew J. Duffy, CFA, is the President and Chief Investment Officer of Ranger and senior portfolio manager of the Portfolio since its inception.

Please retain this supplement for future reference.

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JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

A series of THE SARATOGA ADVANTAGE TRUST

CLASS I SHARES	(Ticker: JAIMX)
CLASS A SHARES	(Ticker: JAAMX)
CLASS C SHARES	(Ticker: JACMX)

Supplement dated November 9, 2016 to the Prospectus

Dated December 29, 2015 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Reference is made to page 9 of the Prospectus. The sub-section entitled “Manager and Sub-Advisers” is deleted in its entirety and replaced with the following:

James Alpha Advisors, LLC is the Portfolio’s manager (the “Manager”). Ranger Global Real Estate Advisors, LLC (“Ranger”), Bullseye Asset Management LLC (“Bullseye”), Kellner Private Fund Management, LP (“Kellner”) and Yorkville Capital Management LLC (“Yorkville”) serve as the Portfolio’s sub-advisers (collectively, the “Sub-Advisers”). The Manager monitors the performance of the Sub-Advisers.

The information pertaining to Andrew J. Duffy, CFA, under the sub-section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Title
Andrew J. Duffy, CFA	President of Ranger since June 2016; President of Ascent from February 2009 to May 2016 and Portfolio Manager of Ascent from February 2009 to November 2016; Mr. Duffy has managed the Real Estate-Related Strategies portion of the Portfolio since its inception in 2014.

Reference is made to the section entitled “The Sub-Advisers” on page 22 of the Prospectus. The information pertaining to Ascent Investment Advisors, LLC (“Ascent”) is deleted in its entirety and replaced with the following:

Ranger Global Real Estate Advisors, LLC

The Manager has entered into a sub-advisory agreement with Ranger to manage the real estate-related strategies portion of the Portfolio’s assets. Ranger is located at 415 Madison Avenue, 14th floor, New York, New York 10017. Ranger, a registered investment adviser focused on real estate-related securities, had approximately $433 million in assets under management as of October 31, 2016. For its sub-advisory services to the Portfolio, Ranger receives from the Manager compensation based on the portion of the Portfolio’s assets for which it acts as sub-adviser.

Reference is made to the section entitled “Sub-Advisers” on page 23 of the Prospectus. The information pertaining to Ascent is deleted in its entirety and replaced with the following:

Ranger Global Real Estate Advisors, LLC

Andrew J. Duffy, CFA is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Portfolio’s assets managed by Ranger. Mr. Duffy is the President of Ranger and has over 20 years of global real estate securities experience in the private and public markets. Mr. Duffy was formerly President of Ascent Investment Advisors, LLC (“Ascent”) from February 2009 to May 2016 and Portfolio Manager of Ascent from February 2009 to November 2016. Prior to joining Ascent, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities. Mr. Duffy has also worked at Hunter Global Investors, L.P., where he was the Co-Portfolio Manager of the Hunter Global Real Estate Fund.

Please retain this supplement for future reference.

The Saratoga Advantage Trust

Supplement dated November 9, 2016

To the Statement of Additional Information Dated December 29, 2015 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI

Reference is made to the section entitled “The James Alpha Global Real Estate Portfolio” beginning on page 62 of the SAI. The first paragraph in this section is deleted in its entirety and replaced with the following:

At a special meeting of shareholders held on November 4, 2016, shareholders of the James Alpha Global Real Estate Investments Portfolio (the “Portfolio”) approved a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Ascent Investment Advisors, LLC (the “Advisory Agreement”) and a new sub-advisory agreement between Ascent and Ranger Global Real Estate Advisors, LLC (the “Ranger Sub-Advisory Agreement”). Additionally, the Portfolio’s shareholders approved the implementation of a “manager of managers” structure for the Portfolio which will allow Ascent, in the future, to select and contract with one or more sub-advisers with the approval of the Board of Trustees of the Trust but without incurring the expense of seeking the approval of the Portfolio’s shareholders for each such agreement. The Advisory Agreement and the Ranger Sub-Advisory Agreement were approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on July 28, 2016. The Advisory Agreement will remain in force for an initial term of two years from the date of its execution. Thereafter, if not terminated, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the Board or the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Portfolio at any time or by Ascent on 180 days’ written notice to the Portfolio and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement also provides that Ascent will be liable to the Portfolio for any loss incurred by the Portfolio as a result of any investment made by Ascent or any sub-adviser that is inconsistent with the investment limitations set forth in the Portfolio’s then-current prospectus or statement of additional information and provides for indemnification rights of each party.

Reference is made to the information table provided under the section entitled “PORTFOLIO MANAGERS” – “Other Accounts Managed” beginning on page 67 of the SAI. The information in this table pertaining to Andrew J. Duffy is deleted in its entirety and replaced with the following information, which is provided as of October 31, 2016:

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Andrew J. Duffy Ranger Global Real Estate Advisors, LLC	James Alpha Global Real Estate Investments Portfolio James Alpha Multi Strategy Alternative Income Portfolio	2	$427	0	0	1	$6	$433

The following information is added under the sub-heading “Conflicts of Interest” beginning on page 72 of the SAI.

Ranger Global Real Estate Advisors, LLC

Conflicts of Interest

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There may be situations in which Ranger Global Real Estate Advisors, LLC (“RGREA”) may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if RGREA or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of RGREA or its affiliate with the company or proponent.

*   Personal Relationships – RGREA or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*   Familial Relationships – RGREA or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – RGREA presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the RGREA portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, RGREA shall vote in accordance with the advice of a proxy voting service. RGREA currently uses ISS to provide advice on proxy voting decisions.

RGREA’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.	Identifying Conflicts – The CCO of RGREA is responsible for monitoring the relationships of RGREA for purposes of RGREA's Proxy Voting Guidelines. For purposes of monitoring personal or familial relationships, the CCO of RGREA shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of RGREA if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.	Identifying Materiality – The CCO of RGREA shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.	Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of RGREA determines that the relationship between RGREA and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that RGREA will vote its proxy based on the advice of ISS or other consulting firm then engaged by RGREA. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case RGREA again will vote its proxy based on the advice of ISS or other consulting firm then engaged
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by RGREA. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify RGREA from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which RGREA will vote its proxy based on the advice of ISS or other consulting firm then engaged by RGREA, the CCO of RGREA shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of RGREA will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

The information under the sub-heading entitled “Ascent Investment Advisors, LLC” on page 76 of the SAI is deleted in its entirety and replaced with the following:

Where conflicts of interest arise between the James Alpha Global Real Estate Portfolio and other accounts managed by Ascent, including unregistered funds, ETFs or separate accounts, Ascent will proceed in a manner that ensures that each Portfolio will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by Ascent. In such instances, securities will be allocated in accordance with Ascent’s trade allocation policy.

The information in the second paragraph under the sub-heading entitled “James Alpha Advisors, LLC” on page 76 is deleted in its entirety and replaced with the following:

In addition, James Alpha is an indirect parent company of Ascent through it majority ownership of Ascent Investment Partners, LLC, which wholly owns Ascent and, therefore, an interest in its profitability. This ownership interest may provide an incentive for James Alpha to allocate a larger percentage of the Portfolio’s assets to Ascent than would be the case if Ascent was not affiliated with James Alpha. To mitigate this conflict, James Alpha follows pre-established guidelines regarding the allocation of the Portfolio’s assets among various asset classes, including the asset class managed by Ascent. The affiliation between James Alpha and Ascent has also been disclosed to and is monitored by the Portfolio’s Board of Trustees.

The following information is added under the sub-heading “Compensation” beginning on page 77 of the SAI.

Ranger Global Real Estate Advisors, LLC

Mr. Duffy receives compensation for his services as Portfolio Manager in the form of a salary paid by RGREA plus an equity participation in the net income of RGREA.

Reference is made to the section entitled “Ownership of Securities” located on page 81 of the SAI. The information in this table pertaining to Andrew J. Duffy is deleted in its entirety and replaced with the following information, which is provided as of September 30, 2016:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Andrew J. Duffy	James Alpha Global Real Estate Portfolio	$10,001- $50,000
	James Alpha Multi Strategy Portfolio	None

Reference is made to section entitled “Appendix B – PROXY VOTING POLICIES & PROCEDURES” beginning on page 119 of the SAI. The proxy voting policies and procedures of Ranger Global Real Estate Advisors, LLC are added to this section.

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RANGER GLOBAL REAL ESTATE ADVISORS, LLC

PROXY VOTING GUIDELINES

July 2016

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Ranger Global Real Estate Advisors, LLC (“RGREA”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by RGREA shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. RGREA has three overall objectives in exercising voting rights:

  A. Responsibility. RGREA shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

  B. Rationalizing Management and Shareholder Concerns. RGREA seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

  C. Shareholder Communication. Since companies are owned by their shareholders, RGREA seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II. General Principles

In exercising voting rights, RGREA shall conduct itself in accordance with the general principles set forth below.

1.	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.	In exercising voting rights, RGREA shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.	In exercising voting rights on behalf of clients, RGREA shall conduct itself in the same manner as if RGREA were the constructive owner of the securities.

5.	To the extent reasonably possible, RGREA shall participate in each shareholder voting opportunity.
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6.	Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.	RGREA, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that RGREA shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, RGREA shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While RGREA may consider the views of third parties, RGREA shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, RGREA shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., RGREA may discount long-term views on a short-term holding).

IV. Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, RGREA must be guided by its reasonable judgment to vote in a manner that RGREA deems to be in the best interests of its clients.

A.  Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, RGREA always favors compensation plans that align the interests of management and shareholders. RGREA generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

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Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. RGREA will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, RGREA opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are RGREA's guidelines on change of control issues:

Shareholder Rights Plans. RGREA acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. RGREA opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – RGREA votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

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C. Routine Issues

Director Nominees in a Non-Contested Election – RGREA generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – RGREA supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, RGREA generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – RGREA's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. Creates a blank check preferred stock; or

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2. Establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. RGREA may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to RGREA.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, RGREA votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

RGREA believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

RGREA shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which RGREA votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of RGREA shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of RGREA shall have overall responsibility for ensuring that RGREA complies with all proxy voting requirements and procedures.

VI. Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by RGREA:

* Name of the company

* Ticker symbol

* CUSIP number

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* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether RGREA voted on the matter

* If RGREA voted, then how RGREA voted

* Whether RGREA voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by RGREA and were deemed material to making a voting decision or that memorialized the basis for the decision.

RGREA shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.  Conflicts of Interest

There may be situations in which RGREA may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if RGREA or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of RGREA or its affiliate with the company or proponent.

*   Personal Relationships – RGREA or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*   Familial Relationships – RGREA or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – RGREA presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the RGREA portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, RGREA shall vote in accordance with the advice of a proxy voting service. RGREA currently uses ISS to provide advice on proxy voting decisions.

RGREA’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

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1.   Identifying Conflicts – The CCO of RGREA is responsible for monitoring the relationships of RGREA for purposes of RGREA's Proxy Voting Guidelines. For purposes of monitoring personal or familial relationships, the CCO of RGREA shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of RGREA if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of RGREA shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of RGREA determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that RGREA will vote its proxy based on the advice of ISS or other consulting firm then engaged by RGREA. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case RGREA again will vote its proxy based on the advice of ISS or other consulting firm then engaged by RGREA. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify RGREA from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which RGREA will vote its proxy based on the advice of ISS or other consulting firm then engaged by RGREA, the CCO of RGREA shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of RGREA will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Mutual Funds

Proxies relating to portfolio securities held by any fund advised by RGREA shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of the James Alpha Global Real Estate Investments Fund has delegated to RGREA the responsibility for voting proxies on behalf of the Fund. The CCO of RGREA shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting

The CCO of RGREA shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of RGREA. If the violation relates to any fund advised by RGREA, the CCO of RGREA shall report such violation to the CCO of the Fund.

Please retain this supplement for future reference.

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